Second Quarter 2018 Financial Summary August 1, 2018

Safe Harbor Notice This presentation, other written or oral communications, and our public documents to which we refer contain or incorporate by reference certain forward-looking statements which are based on various assumptions (some of which are beyond our control) and may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” or similar terms or variations on those terms or the negative of those terms. Actual results could differ materially from those set forth in forward looking statements due to a variety of factors, including, but not limited to, changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability of mortgage-backed securities (“MBS”) and other securities for purchase; the availability of financing and, if available, the terms of any financing; changes in the market value of our assets; changes in business conditions and the general economy; our ability to grow our commercial real estate business; our ability to grow our residential mortgage credit business; our ability to grow our middle market lending business; credit risks related to our investments in credit risk transfer securities, residential mortgage-backed securities and related residential mortgage credit assets, commercial real estate assets and corporate debt; risks related to investments in mortgage servicing rights; our ability to consummate any contemplated investment opportunities; changes in government regulations and policy affecting our business; our ability to maintain our qualification as a REIT for U.S. federal income tax purposes; and our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended and our ability to consummate the proposed MTGE Acquisition on a timely basis or at all, and potential business disruption following the MTGE Acquisition. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. We do not undertake, and specifically disclaim any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements, except as required by law. Past performance is no guarantee of future results. There is no guarantee that any investment strategy referenced herein will work under all market conditions. Prior to making any investment decision, you should evaluate your ability to invest for the long-term, especially during periods of downturns in the market. You alone assume the responsibility of evaluating the merits and risks associated with any potential investment or investment strategy referenced herein. To the extent that this material contains reference to any past specific investment recommendations or strategies which were or would have been profitable to any person, it should not be assumed that recommendations made in the future will be profitable or will equal the performance of such past investment recommendations or strategies. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures, including core earnings metrics, which are presented both inclusive and exclusive of the premium amortization adjustment (“PAA”). We believe the non-GAAP financial measures are useful for management, investors, analysts, and other interested parties in evaluating our performance but should not be viewed in isolation and are not a substitute for financial measures computed in accordance with U.S. generally accepted accounting principles (“GAAP”). In addition, we may calculate non-GAAP metrics, which include core earnings, and the PAA, differently than our peers making comparative analysis difficult. Please see the section entitled “Non-GAAP Reconciliations” in the attached Appendix for a reconciliation to the most directly comparable GAAP financial measures. 1

# Q2 2018 Financial Snapshot

Unaudited, dollars in thousands except per share amounts

| | | For the quarters ended | |
|---|---|---|---|
| | | 6/30/2018 | 3/31/2018 |
| **Income Statement** | GAAP net income per average common share (1) | $0.49 | $1.12 |
| | Core earnings (excluding PAA) per average common share *(1)(2) | $0.30 | $0.30 |
| | Core earnings per average common share *(1)(2) | $0.30 | $0.41 |
| | PAA cost (benefit) per average common share | $– | $(0.11) |
| | Annualized GAAP return (loss) on average equity | 17.20% | 36.86% |
| | Annualized core return on average equity (excluding PAA)* | 11.05% | 10.70% |
| **Balance Sheet** | Book value per common share | $10.35 | $10.53 |
| | Leverage at period-end (3) | 6.0x | 6.1x |
| | Economic leverage at period-end (4) | 6.4x | 6.5x |
| | Capital ratio at period-end (5) | 13.2% | 13.1% |
| **Portfolio** | Agency mortgage-backed securities | $86,593,058 | $88,579,097 |
| | Mortgage servicing rights | 599,014 | 596,378 |
| | Residential credit portfolio (6) | 3,236,738 | 3,230,970 |
| | Commercial real estate investments (7) | 4,628,946 | 4,521,681 |
| | Corporate debt | 1,256,276 | 1,152,745 |
| | Total residential and commercial investments | $96,314,032 | $98,080,871 |
| **Key Statistics** | Net interest margin (8) | 1.53% | 1.94% |
| | Net interest margin (excluding PAA) *(8) | 1.56% | 1.52% |
| | Average yield on interest earning assets (9) | 3.04% | 3.45% |
| | Average yield on interest earning assets (excluding PAA) *(9) | 3.07% | 2.99% |
| | Average cost of interest bearing liabilities (10) | 1.89% | 1.90% |
| | Net interest spread | 1.15% | 1.55% |
| | Net interest spread (excluding PAA) * | 1.18% | 1.09% |
| **Efficiency** | Operating expenses to core earnings (excluding PAA) *(11) | 16.66% | 15.83% |
| | Annualized operating expenses as a % of average assets (11) | 0.26% | 0.24% |
| | Annualized operating expenses as a % of average equity (11) | 1.84% | 1.69% |

Note: The endnotes for this page appear in the section entitled "Endnotes for Page 2" in the Appendix.

2

# Portfolio Data

Unaudited, dollars in thousands

| | | For the quarters ended | | | | |
|---|---|---|---|---|---|---|
| | | 6/30/2018 | 3/31/2018 | 12/31/2017 | 9/30/2017 | 6/30/2017 |
| Portfolio-Related Data | Agency mortgage-backed securities | $86,593,058 | $88,579,097 | $90,551,763 | $85,889,131 | $73,963,998 |
| | Mortgage servicing rights | 599,014 | 596,378 | 580,860 | 570,218 | 605,653 |
| | Residential credit portfolio (1) | 3,236,738 | 3,230,970 | 3,187,380 | 2,706,092 | 2,619,564 |
| | Commercial real estate investments (1) | 4,628,946 | 4,521,681 | 4,604,388 | 5,321,786 | 5,375,251 |
| | Corporate debt | 1,256,276 | 1,152,745 | 1,011,275 | 856,110 | 773,957 |
| | Total residential and commercial investments | $96,314,032 | $98,080,871 | $99,935,666 | $95,343,337 | $83,338,423 |
| | Total assets | $98,832,997 | $100,382,233 | $101,760,050 | $97,574,181 | $84,976,578 |
| | Average TBA position | $9,407,819 | $12,050,341 | $17,509,691 | $19,291,834 | $14,206,869 |
| Summary Portfolio Statistics | Residential Investment Securities: | | | | | |
| | % Fixed-rate | 91% | 91% | 90% | 89% | 86% |
| | % Adjustable-rate | 9% | 9% | 10% | 11% | 14% |
| | Weighted average experienced CPR for the period | 10.1% | 8.9% | 9.8% | 10.3% | 10.9% |
| | Weighted average projected long-term CPR at period-end | 9.1% | 9.2% | 10.4% | 10.4% | 10.6% |
| | Net premium and discount balance in Residential Investment Securities | $5,896,755 | $6,063,609 | $6,024,347 | $5,745,022 | $5,164,105 |
| | Net premium and discount balance as % of stockholders' equity | 42.83% | 43.51% | 40.53% | 40.60% | 40.98% |

(1) Includes consolidated VIEs.

3

# Financing and Capital Data

Unaudited, dollars in thousands except per share amounts

| | | For the quarters ended | | | | |
|---|---|---|---|---|---|---|
| | | 6/30/2018 | 3/31/2018 | 12/31/2017 | 9/30/2017 | 6/30/2017 |
| Financing Data | Repurchase agreements | $75,760,655 | $78,015,431 | $77,696,343 | $69,430,268 | $62,497,400 |
| | Other secured financing | 3,760,487 | 3,830,075 | 3,837,528 | 3,713,256 | 3,785,543 |
| | Securitized debt of consolidated VIEs | 2,728,692 | 2,904,873 | 2,971,771 | 3,357,929 | 3,438,675 |
| | Mortgages payable | 309,878 | 309,794 | 309,686 | 311,886 | 311,810 |
| | Total debt | $82,559,712 | $85,060,173 | $84,815,328 | $76,813,339 | $70,033,428 |
| | Total liabilities | $85,059,141 | $86,439,298 | $86,888,477 | $83,418,963 | $72,367,153 |
| | Cumulative redeemable preferred stock | $1,723,168 | $1,723,168 | $1,720,381 | $1,720,381 | $1,200,559 |
| | Common equity[(1)] | 12,045,422 | 12,214,096 | 13,145,092 | 12,428,377 | 11,401,955 |
| | Total Annaly stockholders' equity | 13,768,590 | 13,937,264 | 14,865,473 | 14,148,758 | 12,602,514 |
| | Non-controlling interests | 5,266 | 5,671 | 6,100 | 6,460 | 6,911 |
| | Total equity | $13,773,856 | $13,942,935 | $14,871,573 | $14,155,218 | $12,609,425 |
| Key Capital and Hedging Metrics | Weighted average days to maturity of repurchase agreements | 71 | 72 | 58 | 65 | 88 |
| | Weighted average rate on repurchase agreements, at period-end | 2.17% | 1.83% | 1.61% | 1.38% | 1.38% |
| | Weighted average rate on repurchase agreements, for the quarter | 1.99% | 1.64% | 1.41% | 1.34% | 1.25% |
| | Leverage at period-end | 6.0x | 6.1x | 5.7x | 5.4x | 5.6x |
| | Economic leverage at period-end | 6.4x | 6.5x | 6.6x | 6.9x | 6.4x |
| | Capital ratio at period-end | 13.2% | 13.1% | 12.9% | 12.3% | 13.2% |
| | Book value per common share | $10.35 | $10.53 | $11.34 | $11.42 | $11.19 |
| | Total common shares outstanding | 1,164,334 | 1,159,657 | 1,159,585 | 1,088,084 | 1,019,028 |
| | Hedge ratio[(2)] | 95% | 94% | 70% | 67% | 67% |
| | Weighted average pay rate on interest rate swaps, at period-end[(3)] | 2.08% | 2.00% | 2.22% | 2.27% | 2.26% |
| | Weighted average receive rate on interest rate swaps, at period-end[(3)] | 2.31% | 2.13% | 1.58% | 1.35% | 1.28% |
| | Weighted average net rate on interest rate swaps, at period-end[(3)] | (0.23%) | (0.13%) | 0.64% | 0.92% | 0.98% |

(1) Consists of common stock, additional paid-in capital, accumulated other comprehensive income (loss) and accumulated deficit.
(2) Measures total notional balances of interest rate swaps, interest rate swaptions and futures relative to repurchase agreements, other secured financing and to be announced ("TBA") notional outstanding; excludes MSRs and the effects of term financing, both of which serve to reduce interest rate risk. Additionally, the hedge ratio does not take into consideration differences in duration between assets and liabilities.
(3) Excludes forward starting swaps. Forward starting swaps represented $8.1 billion of the notional balance as of December 31, 2017; there were no forward starting swaps for any other period.

4

# Income Statement Data

Unaudited, dollars in thousands except per share amounts

**Summary Income Statement**

| | For the quarters ended | | | | |
|---|---|---|---|---|---|
| | 6/30/2018 | 3/31/2018 | 12/31/2017 | 9/30/2017 | 6/30/2017 |
| Total interest income | $776,806 | $879,487 | $745,423 | $622,550 | $537,426 |
| Total interest expense | 442,692 | 367,421 | 318,711 | 268,937 | 222,281 |
| Net interest income | $334,114 | $512,066 | $426,712 | $353,613 | $315,145 |
| Total economic interest expense *(1) | $411,217 | $415,581 | $392,668 | $347,501 | $306,533 |
| Economic net interest income *(1) | $365,589 | $463,906 | $352,755 | $275,049 | $230,893 |
| Total interest income (excluding PAA) * | $784,322 | $761,092 | $756,790 | $662,449 | $610,126 |
| Economic net interest income (excluding PAA) *(1) | $373,105 | $345,511 | $364,122 | $314,948 | $303,593 |
| GAAP net income (loss) | $595,887 | $1,327,704 | $746,771 | $367,315 | $14,522 |
| GAAP net income (loss) available (related) to common shareholders (2) | $564,542 | $1,294,034 | $714,588 | $337,192 | $(8,849) |
| GAAP net income (loss) per average common share (2) | $0.49 | $1.12 | $0.62 | $0.31 | ($0.01) |
| Core earnings (excluding PAA) * | $382,813 | $385,272 | $386,951 | $353,546 | $332,601 |
| Core earnings (excluding PAA) available to common shareholders *(2) | $351,436 | $351,506 | $354,617 | $323,191 | $309,128 |
| Core earnings (excluding PAA) per average common share *(2) | $0.30 | $0.30 | $0.31 | $0.30 | $0.30 |
| Core earnings * | $375,297 | $503,667 | $375,584 | $313,647 | $259,901 |
| Core earnings available to common shareholders *(2) | $343,920 | $469,901 | $343,250 | $283,292 | $236,428 |
| Core earnings per average common share *(2) | $0.30 | $0.41 | $0.30 | $0.26 | $0.23 |
| PAA cost (benefit) | $7,516 | ($118,395) | $11,367 | $39,899 | $72,700 |
| PAA cost (benefit) per average common share | $– | ($0.11) | $0.01 | $0.04 | $0.07 |

* Represents a non-GAAP financial measure.

(1) Includes GAAP interest expense and the net interest component of interest rate swaps. Prior to the quarter ended March 31, 2018, this metric included the net interest component of interest rate swaps used to hedge cost of funds. Beginning with the quarter ended March 31, 2018, as a result of changes to the Company's hedging portfolio, this metric reflects the net interest component of all interest rate swaps.

(2) Net of dividends on preferred stock. The quarter ended December 31, 2017 excludes, and the quarter ended September 30, 2017 includes, cumulative and undeclared dividends of $8.3 million on the Company's Series F Preferred Stock as of September 30, 2017.

5

# Key Earnings Metrics

Unaudited, dollars in thousands except per share amounts

**Key Earnings Metrics**

| | For the quarters ended | | | | |
|---|---|---|---|---|---|
| | 6/30/2018 | 3/31/2018 | 12/31/2017 | 9/30/2017 | 6/30/2017 |
| Dividends declared per common share | $0.30 | $0.30 | $0.30 | $0.30 | $0.30 |
| Total common and preferred dividends declared (1) | $380,677 | $381,663 | $388,511 | $348,479 | $329,182 |
| Annualized GAAP return (loss) on average equity | 17.20% | 36.86% | 20.58% | 10.98% | 0.46% |
| Annualized GAAP return (loss) on average equity per unit of economic leverage | 2.69% | 5.67% | 3.12% | 1.59% | 0.07% |
| Annualized core return on average equity (excluding PAA) * | 11.05% | 10.70% | 10.67% | 10.57% | 10.54% |
| Annualized core return on average equity per unit of economic leverage (excluding PAA) * | 1.73% | 1.65% | 1.62% | 1.53% | 1.65% |
| Net interest margin | 1.53% | 1.94% | 1.47% | 1.33% | 1.23% |
| Net interest margin (excluding PAA) * | 1.56% | 1.52% | 1.51% | 1.47% | 1.53% |
| Average yield on interest earning assets | 3.04% | 3.45% | 2.97% | 2.79% | 2.58% |
| Average yield on interest earning assets (excluding PAA) * | 3.07% | 2.99% | 3.02% | 2.97% | 2.93% |
| Average cost of interest bearing liabilities (2) | 1.89% | 1.90% | 1.83% | 1.82% | 1.74% |
| Net interest spread | 1.15% | 1.55% | 1.14% | 0.97% | 0.84% |
| Net interest spread (excluding PAA) * | 1.18% | 1.09% | 1.19% | 1.15% | 1.19% |

* Represents a non-GAAP financial measure.

(1) The quarter ended December 31, 2017 includes, and the quarter ended September 30, 2017 excludes, $8.3 million of dividends on the Company's Series F Preferred Stock, which were cumulative and undeclared as of September 30, 2017.

(2) Includes GAAP interest expense and the net interest component of interest rate swaps. Prior to the quarter ended March 31, 2018, this metric included the net interest component of interest rate swaps used to hedge cost of funds. Beginning with the quarter ended March 31, 2018, as a result of changes to the Company's hedging portfolio, this metric reflects the net interest component of all interest rate swaps.

6

# Components of Economic Net Interest Income

Unaudited, dollars in thousands

**Net Interest Income**

| | For the quarters ended | | | | |
|---|---|---|---|---|---|
| | 6/30/2018 | 3/31/2018 | 12/31/2017 | 9/30/2017 | 6/30/2017 |
| Interest income: | | | | | |
| Residential Investment Securities | $662,750 | $779,588 | $654,387 | $540,436 | $459,308 |
| Residential mortgage loans | 18,868 | 15,505 | 10,750 | 8,509 | 7,417 |
| Commercial investment portfolio | 79,343 | 72,457 | 73,596 | 67,790 | 68,153 |
| Reverse repurchase agreements | 15,845 | 11,937 | 6,690 | 5,815 | 2,548 |
| Total interest income | $776,806 | $879,487 | $745,423 | $622,550 | $537,426 |
| Economic interest expense: | | | | | |
| Repurchase agreements | $400,475 | $331,374 | $283,909 | $237,669 | $197,151 |
| Net interest component of interest rate swaps (1) | (31,475) | 48,160 | 73,957 | 78,564 | 84,252 |
| Securitized debt of consolidated VIEs | 18,201 | 15,652 | 17,405 | 16,072 | 11,977 |
| Participation sold | – | – | – | – | 42 |
| Other | 24,016 | 20,395 | 17,397 | 15,196 | 13,111 |
| Total economic interest expense * | $411,217 | $415,581 | $392,668 | $347,501 | $306,533 |
| Economic net interest income * | $365,589 | $463,906 | $352,755 | $275,049 | $230,893 |
| PAA cost (benefit) | 7,516 | (118,395) | 11,367 | 39,899 | 72,700 |
| Economic net interest income (excluding PAA) * | $373,105 | $345,511 | $364,122 | $314,948 | $303,593 |

* Represents a non-GAAP financial measure.

(1) Prior to the quarter ended March 31, 2018, this metric included the net interest component of interest rate swaps used to hedge cost of funds. Beginning with the quarter ended March 31, 2018, as a result of changes to the Company's hedging portfolio, this metric reflects the net interest component of all interest rate swaps.

7

GAAP Net Income to Core Earnings Reconciliation Unaudited, dollars in thousands For the quarters ended 6/30/2018 3/31/2018 12/31/2017 9/30/2017 6/30/2017 GAAP net income (loss) $595,887 $1,327,704 $746,771 $367,315 $14,522 Less: Realized (gains) losses on termination or maturity of interest rate swaps — (834) 160,075 — 58 Unrealized (gains) losses on interest rate swaps (343,475) (977,285) (484,447) (56,854) 177,567 Net (gains) losses on disposal of investments 66,117 (13,468) (7,895) 11,552 5,516 Net (gains) losses on other derivatives (34,189) 47,145 (121,334) (154,208) 14,423 Net unrealized (gains) losses on instruments measured at fair value through earnings 48,376 51,593 12,115 67,492 (16,240) Core Earnings Transaction expenses (1) — 1,519 — — — Reconciliation Net (income) loss attributable to noncontrolling interest 32 96 151 232 102 Plus: TBA dollar roll income(2) 62,491 88,353 89,479 94,326 81,051 MSR amortization(3) (19,942) (21,156) (19,331) (16,208) (17,098) Core earnings * 375,297 503,667 375,584 313,647 259,901 Less: PAA cost (benefit) 7,516 (118,395) 11,367 39,899 72,700 Core earnings (excluding PAA) * $382,813 $385,272 $386,951 $353,546 $332,601 * Represents a non-GAAP financial measure. (1) Represents costs incurred in connection with a securitization of residential whole loans. (2) Represents a component of Net gains (losses) on other derivatives. 8 (3) Represents the portion of changes in fair value that is attributable to the realization of estimated cash flows on the Company’s mortgage servicing rights (“MSR”) portfolio and is reported as a component of Net unrealized gains (losses) on instruments measured at fair value through earnings.

# Quarter-Over-Quarter Changes in Key Metrics

Unaudited

| | | For the quarters ended | | | | |
|---|---|---|---|---|---|---|
| | | 6/30/2018 | 3/31/2018 | 12/31/2017 | 9/30/2017 | 6/30/2017 |
| **Book Value Rollforward** | Book value per common share, beginning of period | $10.53 | $11.34 | $11.42 | $11.19 | $11.23 |
| | Net income (loss) available (related) to common stockholders (1) | 0.49 | 1.12 | 0.62 | 0.32 | (0.01) |
| | Other comprehensive income (loss) attributable to common stockholders | (0.37) | (1.63) | (0.42) | 0.19 | 0.27 |
| | Common dividends declared | (0.30) | (0.30) | (0.30) | (0.30) | (0.30) |
| | Issuance of common stock / redemption of preferred stock | 0.00 | 0.00 | 0.02 | 0.02 | 0.00 |
| | Book value per common share, end of period | $10.35 | $10.53 | $11.34 | $11.42 | $11.19 |
| **Net Interest Margin** | Prior quarter net interest margin | 1.94% | 1.47% | 1.33% | 1.23% | 1.47% |
| | *Quarter-over-quarter changes in contribution:* | | | | | |
| | Coupon on average interest-earning assets (including average TBA dollar roll balances) | 0.08% | 0.19% | 0.13% | (0.12%) | (0.05%) |
| | Net amortization of premiums | (0.38%) | 0.37% | 0.10% | 0.22% | (0.18%) |
| | TBA dollar roll income | (0.09%) | 0.01% | (0.04%) | 0.01% | 0.04% |
| | Interest expense and net interest component of interest rate swaps | (0.02%) | (0.10%) | (0.05%) | (0.01%) | (0.05%) |
| | Current quarter net interest margin | 1.53% | 1.94% | 1.47% | 1.33% | 1.23% |
| **Net Interest Margin (excluding PAA)*** | Prior quarter net interest margin (excluding PAA) * | 1.52% | 1.51% | 1.47% | 1.53% | 1.55% |
| | *Quarter-over-quarter changes in contribution:* | | | | | |
| | Coupon on average interest-earning assets (including average TBA dollar roll balances) | 0.08% | 0.19% | 0.13% | (0.12%) | (0.05%) |
| | Net amortization of premiums, excluding PAA | 0.07% | (0.09%) | 0.00% | 0.06% | 0.04% |
| | TBA dollar roll income | (0.09%) | 0.01% | (0.04%) | 0.01% | 0.04% |
| | Interest expense and net interest component of interest rate swaps | (0.02%) | (0.10%) | (0.05%) | (0.01%) | (0.05%) |
| | Current quarter net interest margin (excluding PAA) * | 1.56% | 1.52% | 1.51% | 1.47% | 1.53% |

* Represents a non-GAAP financial measure.

(1) For book value purposes, the quarter ended December 31, 2017 includes, and the quarter ended September 30, 2017 excludes, $8.3 million of dividends on the Company's Series F Preferred stock, which were cumulative and undeclared as of September 30, 2017.

9

# Quarter-Over-Quarter Changes in Key Metrics (cont'd)

Unaudited

| | | For the quarters ended | | | | |
|---|---|---|---|---|---|---|
| | | 6/30/2018 | 3/31/2018 | 12/31/2017 | 9/30/2017 | 6/30/2017 |
| **Net Interest Spread** | Prior quarter net interest spread | 1.55% | 1.14% | 0.97% | 0.84% | 1.15% |
| | *Quarter-over-quarter changes in contribution:* | | | | | |
| | Coupon on average interest earning assets | 0.00% | 0.03% | 0.02% | 0.00% | 0.09% |
| | Net amortization of premiums | (0.41%) | 0.45% | 0.16% | 0.21% | (0.25%) |
| | Average cost of interest bearing liabilities(1) | 0.01% | (0.07%) | (0.01%) | (0.08%) | (0.15%) |
| | Current quarter net interest spread | 1.15% | 1.55% | 1.14% | 0.97% | 0.84% |
| **Net Interest Spread (excluding PAA)*** | Prior quarter net interest spread (excluding PAA) * | 1.09% | 1.19% | 1.15% | 1.19% | 1.24% |
| | *Quarter-over-quarter changes in contribution:* | | | | | |
| | Coupon on average interest earning assets | 0.00% | 0.03% | 0.02% | 0.00% | 0.09% |
| | Net amortization of premiums, excluding PAA | 0.08% | (0.06%) | 0.03% | 0.04% | 0.01% |
| | Average cost of interest bearing liabilities(1) | 0.01% | (0.07%) | (0.01%) | (0.08%) | (0.15%) |
| | Current quarter net interest spread (excluding PAA) * | 1.18% | 1.09% | 1.19% | 1.15% | 1.19% |

* Represents a non-GAAP financial measure.

(1) Includes GAAP interest expense and the net interest component of interest rate swaps. Prior to the quarter ended March 31, 2018, this metric included the net interest component of interest rate swaps used to hedge cost of funds. Beginning with the quarter ended March 31, 2018, as a result of changes to the Company's hedging portfolio, this metric reflects the net interest component of all interest rate swaps.

10

# Quarter-Over-Quarter Changes in Return on Average Equity

Unaudited

| | | For the quarters ended | | | | |
|---|---|---|---|---|---|---|
| | | 6/30/2018 | 3/31/2018 | 12/31/2017 | 9/30/2017 | 6/30/2017 |
| **GAAP Return (Loss) on Average Equity** | Prior quarter GAAP return (loss) on average equity | 36.86% | 20.58% | 10.98% | 0.46% | 13.97% |
| | *Quarter-over-quarter changes in contribution:* | | | | | |
| | Coupon income | 1.10% | 0.83% | 1.04% | 0.24% | (0.14%) |
| | Net amortization of premiums and accretion of discounts | (3.10%) | 3.05% | 0.90% | 1.35% | (1.48%) |
| | Interest expense and net interest component of interest rate swaps | (0.33%) | (0.49%) | (0.38%) | (0.58%) | (0.50%) |
| | Realized (gains) losses on termination or maturity of interest rate swaps | (0.02%) | 4.43% | (4.41%) | 0.00% | 0.00% |
| | Unrealized (gains) / losses on interest rate swaps | (17.22%) | 13.78% | 11.65% | 7.32% | (10.36%) |
| | Realized and unrealized (gains) / losses on investments and other derivatives | 0.05% | (5.59%) | 0.98% | 2.36% | (1.04%) |
| | Other(1) | (0.14%) | 0.27% | (0.18%) | (0.17%) | 0.01% |
| | Current quarter GAAP return (loss) on average equity | 17.20% | 36.86% | 20.58% | 10.98% | 0.46% |
| **Core Return on Average Equity (excluding PAA)*** | Prior quarter core return on average equity (excluding PAA) * | 10.70% | 10.67% | 10.57% | 10.54% | 10.66% |
| | *Quarter-over-quarter changes in contribution:* | | | | | |
| | Coupon income | 1.10% | 0.83% | 1.04% | 0.24% | (0.14%) |
| | Net amortization of premiums (excluding PAA) | 0.41% | (0.56%) | 0.02% | 0.24% | 0.26% |
| | Interest expense and net interest component of interest rate swaps | (0.33%) | (0.49%) | (0.38%) | (0.58%) | (0.50%) |
| | TBA dollar roll income | (0.65%) | (0.01%) | (0.35%) | 0.25% | 0.35% |
| | Other(2) | (0.18%) | 0.26% | (0.23%) | (0.12%) | (0.09%) |
| | Current quarter core return on average equity (excluding PAA) * | 11.05% | 10.70% | 10.67% | 10.57% | 10.54% |

* Represents a non-GAAP financial measure.

(1) Includes other income (loss), general and administrative expenses and income taxes.

(2) Includes other income (loss), MSR amortization (a component of Net unrealized gains (losses) on instruments measured at fair value through earnings), general and administrative expenses (excluding transaction related expenses) and income taxes.

11

# Residential Investments and TBA Derivative Overview as of June 30, 2018

Unaudited, dollars in thousands

| Agency Fixed-Rate Securities (Pools) | | | | | | | |
|---|---|---|---|---|---|---|---|
| Weighted Avg. Years to Maturity | Current Face Value | % (2) | Weighted Avg. Coupon | Weighted Avg. Amortized Cost | Weighted Avg. Fair Value | Weighted Avg. 3-Month CPR | Estimated Fair Value |
| <=15 years (1) | $4,316,730 | 5.5% | 3.16% | 102.8% | 99.8% | 9.3% | $4,305,940 |
| 20 years | 4,166,716 | 5.3% | 3.48% | 104.6% | 101.1% | 10.3% | 4,211,585 |
| >=30 years | 69,980,293 | 89.2% | 3.83% | 105.9% | 101.6% | 8.9% | 71,098,852 |
| Total/Weighted Avg. | $78,463,739 | 100.0% | 3.77% | 105.7% | 101.5% | 9.0% | $79,616,377 |

| TBA Purchase Contracts | | | | | |
|---|---|---|---|---|---|
| Type | Notional Value | % (3) | Weighted Avg. Coupon | Implied Cost Basis | Implied Market Value |
| 15-year | $2,191,000 | 27.4% | 3.00% | $2,167,567 | $2,177,991 |
| 30-year | 5,809,000 | 72.6% | 4.30% | 5,976,796 | 6,002,703 |
| Total/Weighted Avg. | $8,000,000 | 100.0% | 3.95% | $8,144,363 | $8,180,694 |

| Agency Adjustable-Rate Securities | | | | | | | |
|---|---|---|---|---|---|---|---|
| Weighted Avg. Months to Reset | Current Face Value | % (2) | Weighted Avg. Coupon | Weighted Avg. Amortized Cost | Weighted Avg. Fair Value | Weighted Avg. 3-Month CPR | Estimated Fair Value |
| 0 - 24 months | $4,597,506 | 78.1% | 3.04% | 105.1% | 102.9% | 26.9% | $4,729,693 |
| 25 - 40 months | 413,613 | 7.0% | 2.81% | 104.0% | 100.7% | 19.0% | 416,641 |
| 41 - 60 months | 146,775 | 2.5% | 2.88% | 104.1% | 100.4% | 10.9% | 147,332 |
| 61 - 90 months | 673,718 | 11.5% | 3.01% | 103.5% | 99.7% | 14.1% | 671,763 |
| >90 months | 51,117 | 0.9% | 3.04% | 103.1% | 99.6% | 13.2% | 50,899 |
| Total/Weighted Avg. | $5,882,729 | 100.0% | 3.02% | 104.8% | 102.3% | 24.4% | $6,016,328 |

(1) Includes Agency-backed multifamily securities with an estimated fair value of $794.4 million.
(2) Weighted by current face value.
(3) Weighted by notional value.

12

# Residential Investments & TBA Derivative Overview as of June 30, 2018 (cont'd)

Unaudited, dollars in thousands

**Agency Interest-Only Collateralized Mortgage-Backed Obligations**

| Type | Current Notional Value | % (1) | Weighted Avg. Coupon | Weighted Avg. Amortized Cost | Weighted Avg. Fair Value | Weighted Avg. 3-Month CPR | Estimated Fair Value |
|---|---|---|---|---|---|---|---|
| Interest-only | $2,604,168 | 39.8% | 3.33% | 14.0% | 12.1% | 8.2% | $316,211 |
| Inverse Interest-only | 3,932,883 | 60.2% | 4.03% | 23.1% | 16.4% | 10.9% | 644,142 |
| Total/Weighted Avg. | $6,537,051 | 100.0% | 3.75% | 19.5% | 14.7% | 9.8% | $960,353 |

**Mortgage Servicing Rights**

| Type | Unpaid Principal Balance | Weighted Avg. Coupon | Excess Servicing Spread | Weighted Avg. Loan Age (months) | Estimated Fair Value |
|---|---|---|---|---|---|
| Total/Weighted Avg. | $46,120,485 | 3.82% | 0.24% | 27.2 | $599,014 |

**Residential Credit Portfolio**

| Sector | Current Face / Notional Value | % (2) | Weighted Avg. Coupon | Weighted Avg. Amortized Cost | Weighted Avg. Fair Value | Estimated Fair Value |
|---|---|---|---|---|---|---|
| Credit Risk Transfer | $528,869 | 17.4% | 5.45% | 103.2% | 106.6% | $563,796 |
| Alt-A | 191,939 | 5.3% | 4.56% | 83.1% | 89.0% | 170,922 |
| Prime | 270,226 | 8.2% | 4.71% | 92.2% | 97.9% | 264,491 |
| Subprime | 449,644 | 13.2% | 2.91% | 84.5% | 94.8% | 426,449 |
| NPL/RPL | 3,431 | 0.1% | 5.00% | 98.7% | 100.4% | 3,447 |
| Prime Jumbo | 130,544 | 3.8% | 3.61% | 97.3% | 95.1% | 124,141 |
| Prime Jumbo Interest-only | 910,065 | 0.5% | 0.45% | 1.5% | 1.9% | 17,335 |
| Residential Mortgage Loans | 1,658,358 | 51.5% | 4.53% | 101.4% | 100.5% | 1,666,157 |
| Total/Weighted Avg. | $4,143,076 | 100.0% | 3.56% | | | $3,236,738 |

(1) Weighted by current notional value.
(2) Weighted by estimated fair value.

13

# Residential Credit Investments Detail as of June 30, 2018 (1)

Unaudited, dollars in thousands

| Product | Estimated Fair Value | Payment Structure | | Investment Characteristics | | | |
|---|---|---|---|---|---|---|---|
| | | Senior | Subordinate | Coupon | Credit Enhancement | 60+ Delinquencies | 3M VPR |
| Agency Credit Risk Transfer | $536,768 | $– | $536,768 | 5.34% | 1.15% | 0.30% | 6.57% |
| Private Label Credit Risk Transfer | 27,028 | – | 27,028 | 7.78% | 3.51% | 1.65% | 6.32% |
| Alt-A | 170,922 | 105,461 | 65,461 | 4.56% | 10.71% | 10.99% | 10.53% |
| Prime | 264,491 | 108,641 | 155,850 | 4.71% | 11.05% | 9.86% | 14.24% |
| Subprime | 426,449 | 159,019 | 267,430 | 2.91% | 9.67% | 18.93% | 5.79% |
| Non-Performing Loan Securitizations | 3,447 | – | 3,447 | 5.00% | 48.95% | 52.51% | 2.35% |
| Prime Jumbo (>=2010 Vintage) | 124,141 | 98,880 | 25,261 | 3.61% | 14.45% | 0.13% | 8.63% |
| Prime Jumbo (>=2010 Vintage) Interest-only | 17,335 | 17,335 | – | 0.45% | 0.00% | 0.18% | 8.95% |
| **Total** | **$1,570,581** | **$489,336** | **$1,081,245** | **4.60%** | **7.69%** | **8.79%** | **13.48%** |

| Product | Estimated Fair Value | Bond Coupon | | | |
|---|---|---|---|---|---|
| | | ARM | Fixed | Floater | Interest Only |
| Agency Credit Risk Transfer | $536,768 | $– | $– | $536,768 | $– |
| Private Label Credit Risk Transfer | 27,028 | – | – | 27,028 | – |
| Alt-A | 170,922 | 48,614 | 96,578 | 25,730 | – |
| Prime | 264,491 | 145,837 | 118,654 | – | – |
| Subprime | 426,449 | – | 47,190 | 379,259 | – |
| Non-Performing Loan Securitizations | 3,447 | – | 3,447 | – | – |
| Prime Jumbo (>=2010 Vintage) | 124,141 | – | 124,141 | – | – |
| Prime Jumbo (>=2010 Vintage) Interest-only | 17,335 | – | – | – | 17,335 |
| **Total** | **$1,570,581** | **$194,451** | **$390,010** | **$968,785** | **$17,335** |

(1) Excludes residential mortgage loans.

14

# Commercial Real Estate Overview as of June 30, 2018

Unaudited, dollars in thousands

| Mortgage Debt & Preferred Equity Investments | Number of Investments | Book Values (1) | % of Portfolio | Weighted Avg LTV (2) (3) | Weighted Avg Life (years) (4) | Economic Interest(5) | Levered Return (6) |
|---|---|---|---|---|---|---|---|
| | GAAP | | | | | Non-GAAP | |
| Financeable First Mortgages | 20 | $882,570 | 19.0% | 67.4% | 3.7 | $378,137 | 8.9% |
| Mezzanine Loan Investments | 18 | 359,574 | 7.8% | 75.2% | 3.1 | 375,428 | 9.4% |
| Preferred Equity Investments | 1 | 8,994 | 0.2% | 94.3% | 0.4 | 8,994 | 11.2% |
| **Commercial Real Estate Debt and Preferred Equity, Held for Investment** | **39** | **$1,251,138** | **27.0%** | **69.8%** | **3.5** | **$762,559** | **9.1%** |
| **Loans Held for Sale, Net** | **1** | **$42,458** | **0.9%** | **23.8%** | **4.9** | **$42,458** | **7.5%** |
| Securitized Whole Loans | 48 | $2,542,413 | 54.9% | 68.9% | 4.4 | $52,019 | 28.2% |
| AAA CMBS | 6 | 150,401 | 3.2% | 29.6% | 1.1 | 20,401 | 12.1% |
| Credit CMBS | 7 | 164,649 | 3.6% | 58.8% | 3.9 | 128,507 | 8.9% |
| **Total Commercial Real Estate Debt Investments, at fair value** | **61** | **$2,857,463** | **61.7%** | **66.2%** | **4.2** | **$200,927** | **14.2%** |
| **Total Debt Portfolio** | **101** | **$4,151,059** | **89.6%** | **67.6%** | **4.0** | **$1,005,944** | **10.1%** |

| Equity Investments | Number of Properties | Book Value | % of Portfolio | Economic Interest(5) | Levered Return (7) |
|---|---|---|---|---|---|
| Real Estate Held for Investment | 26 | $386,576 | 8.4% | $150,831 | 10.3% |
| Investment in Unconsolidated Joint Ventures(8) | 27 | 91,311 | 2.0% | 125,351 | 10.0% |
| **Total Equity Investments** | **53** | **$477,887** | **10.4%** | **$276,182** | **10.2%** |
| **Total** | **154** | **$4,628,946** | **100.0%** | **$1,282,126** | **10.1%** |

| Derivatives | Net Notional | Range of Ratings | Implied Market Value | Weighted Average Coupon |
|---|---|---|---|---|
| CMBX (9) | 297,555 | AAA to BBB- | 297,459 | 1.3% |

(1) Commercial real estate debt and preferred equity, held for investment book values are net of unamortized net origination fees.
(2) Total weighted based on carry value.
(3) Based on an internal valuation or the most recent third party appraisal, which may be prior to loan origination/purchase date or at the time of underwriting.
(4) Maturity dates assume all of the borrowers' extension options are exercised for the commercial real estate debt and preferred equity, held for investment portfolio.
(5) Economic Interest is a non-GAAP measure to include gross asset values less related financings. Equity investments is adjusted to exclude depreciation and amortization.
(6) Levered Return represents the current coupon plus accretion and amortization of origination fees and premium/discount and funding costs over investment economic interest.
(7) Equity levered returns are calculated based on trailing twelve months cash-on-cash returns, updated on a one month lag.
(8) Includes investment in unconsolidated debt fund of $21.1 million and investment in Community Investment Impact Fund of $20.3 million.
(9) The Company sells/buys protection on CMBX tranches referencing baskets of Conduit CMBS bonds with various ratings. Positive net notional indicates selling protection and being long the exposure to the underlying CMBS. CMBX positions are accounted for as derivatives with changes in fair value presented in Net gains (losses) on other derivatives.

15

# Middle Market Lending Overview as of June 30, 2018

Unaudited, dollars in thousands

| Industry Dispersion | | | |
|---|---|---|---|
| Industry | Fixed Rate | Floating Rate | Total |
| Aircraft and Parts | $— | $38,022 | $38,022 |
| Coating, Engraving and Allied Services | — | 60,049 | 60,049 |
| Computer Programming, Data Processing & Other Computer Related Services | — | 212,750 | 212,750 |
| Drugs | — | 38,730 | 38,730 |
| Electric Work | — | 39,457 | 39,457 |
| Electronic Components & Accessories | — | 23,995 | 23,995 |
| Engineering, Architectural, and Surveying | — | 10,635 | 10,635 |
| Groceries and Related Products | — | 14,745 | 14,745 |
| Grocery Stores | — | 23,486 | 23,486 |
| Insurance Agents, Brokers and Services | — | 49,480 | 49,480 |
| Mailing, Reproduction, Commercial Art and Photography, and Stenographic | — | 14,863 | 14,863 |
| Management and Public Relations Services | — | 210,511 | 210,511 |
| Medical and Dental Laboratories | — | 26,904 | 26,904 |
| Miscellaneous Business Services | — | 19,677 | 19,677 |
| Miscellaneous Equipment Rental and Leasing | — | 49,375 | 49,375 |
| Miscellaneous Health and Allied Services, not elsewhere classified | — | 54,196 | 54,196 |
| Miscellaneous Plastic Products | — | 9,937 | 9,937 |
| Motor Vehicles and Motor Vehicle Equipment | — | 17,138 | 17,138 |
| Motor Vehicles and Motor Vehicle Parts and Supplies | — | 23,546 | 23,546 |
| Offices and Clinics of Doctors of Medicine | — | 97,722 | 97,722 |
| Offices and Clinics of Other Health Practitioners | — | 20,053 | 20,053 |
| Public Warehousing and Storage | — | 55,057 | 55,057 |
| Research, Development and Testing Services | — | 33,282 | 33,282 |
| Schools and Educational Services, not elsewhere classified | — | 19,806 | 19,806 |
| Services Allied with the Exchange of Securities | — | 14,909 | 14,909 |
| Surgical, Medical, and Dental Instruments and Supplies | — | 16,658 | 16,658 |
| Telephone Communications | — | 61,293 | 61,293 |
| **Total** | $— | $1,256,276 | $1,256,276 |

| Size Dispersion | | |
|---|---|---|
| Position Size | Amount | Percentage |
| $0 - $20 million | $306,958 | 24.4% |
| $20 - $40 million | 324,080 | 25.8% |
| $40 - $60 million | 350,708 | 27.9% |
| Greater than $60 million | 274,530 | 21.9% |
| Total | $1,256,276 | 100.0% |

| Tenor Dispersion | | |
|---|---|---|
| Remaining Term | Amount | Percentage |
| One year or less | $— | —% |
| One to three years | 61,366 | 4.9% |
| Three to five years | 293,415 | 23.4% |
| Greater than five years | 901,495 | 71.7% |
| Total | $1,256,276 | 100.0% |

| Lien Position | Amount | Percentage |
|---|---|---|
| First lien loans | 753,373 | 60.0% |
| Second lien loans | 502,903 | 40.0% |
| **Total** | 1,256,276 | 100.0% |

16

# Hedging and Liabilities as of June 30, 2018

Unaudited, dollars in thousands

| Interest Rate Swaps [1] | | | | |
|---|---|---|---|---|
| Maturity | Current Notional | Weighted Avg. Pay Rate | Weighted Avg. Receive Rate | Weighted Avg. Years to Maturity |
| 0 to 3 years | $32,086,800 | 1.76% | 2.34% | 1.62 |
| >3 to 6 years | 15,449,650 | 2.27% | 2.31% | 4.67 |
| > 6 to 10 years | 12,476,900 | 2.45% | 2.24% | 8.59 |
| Greater than 10 years | 4,076,400 | 3.58% | 2.21% | 17.48 |
| Total / Weighted | $64,089,750 | 2.08% | 2.31% | 4.43 |

| Futures Positions | | | |
|---|---|---|---|
| Type | Notional Long Positions | Notional Short Positions | Weighted Avg. Years to Maturity[2] |
| U.S. Treasury Futures - 2 year | – | (480,000) | 2.00 |
| U.S. Treasury Futures - 5 year | – | (4,987,400) | 4.42 |
| U.S. Treasury Futures - 10 year & Greater | – | (10,274,500) | 7.13 |
| Total | $– | $(15,741,900) | 6.12 |

| Interest Rate Swaptions | | | | | |
|---|---|---|---|---|---|
| Type | Current Underlying Notional | Weighted Avg. Underlying Pay Rate | Weighted Avg. Underlying Receive Rate | Weighted Avg. Underlying Years to Maturity | Weighted Avg. Months to Expiration |
| Long | $3,250,000 | 2.75% | 3M LIBOR | 10.28 | 3.16 |

| Repurchase Agreements & Other Secured Financing | | |
|---|---|---|
| Maturity | Principal Balance | Weighted Avg. Rate At Period End |
| Within 30 days | $30,922,430 | 2.15% |
| 30 to 59 days | 6,328,941 | 2.11% |
| 60 to 89 days | 14,275,263 | 2.15% |
| 90 to 119 days | 9,278,603 | 2.08% |
| Over 120 days[3] | 18,715,905 | 2.35% |
| Total / Weighted Avg. | $79,521,142 | 2.18% |

| | Principal Balance | Weighted Average Rate At Period End | Weighted Average Rate For the Quarter | Days to Maturity [4] |
|---|---|---|---|---|
| Repurchase agreements | $75,760,655 | 2.17% | 1.99% | 71 |
| Other secured financing | 3,760,487 | 2.48% | 2.57% | 924 |
| Securitized debt of consolidated VIEs | 2,702,497 | 2.70% | 2.62% | 3,199 |
| Mortgages payable | 312,500 | 4.24% | 4.36% | 2,407 |
| Total indebtedness | $82,536,139 | | | |

(1) There were no forward-starting interest rate swaps at June 30, 2018.
(2) Weighted average years to maturity for futures positions are based on the U.S. Treasury contracts cheapest to deliver.
(3) Approximately 5% of the total repurchase agreements and other secured financing have a remaining maturity over one year.
(4) Determined based on estimated weighted-average lives of the underlying debt instruments.

17

# Quarter-Over-Quarter Interest Rate and MBS Spread Sensitivity

Unaudited

**Assumptions:**

- The interest rate sensitivity and MBS spread sensitivity are based on the portfolios as of June 30, 2018 and March 31, 2018
- The interest rate sensitivity reflects instantaneous parallel shifts in rates
- The MBS spread sensitivity shifts MBS spreads instantaneously and reflects exposure to MBS basis risk
- All tables assume no active management of the portfolio in response to rate or spread changes

**Interest Rate Sensitivity (1)**

| | As of June 30, 2018 | | As of March 31, 2018 | |
|---|---|---|---|---|
| Interest Rate Change (bps) | Estimated Percentage Change in Portfolio Value(2) | Estimated Change as a % of NAV(2)(3) | Estimated Percentage Change in Portfolio Value(2) | Estimated Change as a % of NAV(2)(3) |
| (75) | 0.2% | 1.8% | 0.3% | 2.5% |
| (50) | 0.3% | 2.0% | 0.3% | 2.5% |
| (25) | 0.2% | 1.3% | 0.2% | 1.5% |
| 25 | (0.3%) | (1.9%) | (0.3%) | (2.0%) |
| 50 | (0.6%) | (4.2%) | (0.6%) | (4.4%) |
| 75 | (0.9%) | (7.0%) | (0.9%) | (7.2%) |

**MBS Spread Sensitivity (1)**

| | As of June 30, 2018 | | As of March 31, 2018 | |
|---|---|---|---|---|
| MBS Spread Shock (bps) | Estimated Change in Portfolio Market Value (2) | Estimated Change as a % of NAV(2)(3) | Estimated Change in Portfolio Market Value (2) | Estimated Change as a % of NAV(2)(3) |
| (25) | 1.5% | 11.5% | 1.5% | 11.5% |
| (15) | 0.9% | 6.8% | 0.9% | 6.9% |
| (5) | 0.3% | 2.3% | 0.3% | 2.3% |
| 5 | (0.3%) | (2.3%) | (0.3%) | (2.3%) |
| 15 | (0.9%) | (6.7%) | (0.9%) | (6.8%) |
| 25 | (1.5%) | (11.2%) | (1.5%) | (11.3%) |

(1) Interest rate and MBS spread sensitivity are based on results from third party models in conjunction with internally derived inputs. Actual results could differ materially from these estimates.
(2) Scenarios include Residential Investment Securities, residential mortgage loans, MSRs and derivative instruments.
(3) Net asset value ("NAV") represents book value of common equity.

18

Appendix

Endnotes for Page 2 * Represents a non-GAAP financial measure. Core earnings (excluding PAA) per average share, core earnings per average common share, annualized core return on average equity (excluding PAA), net interest margin (excluding PAA), average yield on interest earning assets (excluding PAA), net interest spread (excluding PAA) and operating expenses to core earnings (excluding PAA) represent non-GAAP measures. This presentation also includes additional non-GAAP measures, including interest income (excluding PAA), economic interest expense, economic net interest income (excluding PAA), core earnings (excluding PAA), core earnings (excluding PAA) available to common shareholders, core earnings, core earnings available to common shareholders and core earnings per average common share. See the section titled “Non-GAAP Reconciliations” in the Appendix for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures. A reconciliation of GAAP net income (loss) to non-GAAP core earnings and non-GAAP core earnings (excluding PAA) is provided on page 8 of this financial summary. (1) Net of dividends on preferred stock. (2) Core earnings is defined as net income (loss) excluding gains or losses on disposals of investments and termination or maturity of interest rate swaps, unrealized gains or losses on interest rate swaps and instruments measured at fair value through earnings, net gains and losses on other derivatives, impairment losses, net income (loss) attributable to noncontrolling interest, transaction expenses and certain other non-recurring gains or losses, and inclusive of TBA dollar roll income (a component of Net gains (losses) on other derivatives) and realized amortization of MSRs (a component of net unrealized gains (losses) on instruments measured at fair value through earnings). Core earnings (excluding PAA) excludes the PAA representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long-term prepayment speeds related to the Company’s Agency mortgage-backed securities. (3) Computed as the sum of repurchase agreements, other secured financing, securitized debt and mortgages payable divided by total equity. Securitized debt and mortgages payable are non-recourse to the Company. (4) Computed as the sum of recourse debt, TBA derivative notional outstanding and net forward purchases of investments divided by total equity. Recourse debt consists of repurchase agreements and other secured financing. Securitized debt and mortgages payable are non-recourse to the Company and are excluded from this measure. (5) Computed as the ratio of total equity to total assets (inclusive of total market value of TBA derivatives and exclusive of securitized debt of consolidated VIEs). (6) Comprised of non-Agency MBS, credit risk transfer securities and residential mortgage loans (includes securitized residential mortgage loans of consolidated VIEs). (7) Includes consolidated VIEs. (8) Net interest margin represents the sum of interest income plus TBA dollar roll income less interest expense and the net interest component of interest rate swaps divided by the sum of average interest earning assets plus average TBA contract balances. Net interest margin (excluding PAA) is calculated using the sum of interest income (excluding PAA) plus TBA dollar roll income less interest expense and the net interest component of interest rate swaps divided by the sum of average interest earning assets plus average TBA contract balances. (9) Represents annualized interest income divided by average interest earning assets. Interest earning assets reflects the average amortized cost of our investments during the period. Annualized yield on interest earning assets (excluding PAA) is calculated using annualized interest income (excluding PAA). (10) Includes GAAP interest expense and the net interest component of interest rate swaps. Prior to the quarter ended March 31, 2018, this metric included the net interest component of interest rate swaps used to hedge cost of funds. Beginning with the quarter ended March 31, 2018, as a result of changes to the Company’s hedging portfolio, this metric reflects the net interest component of all interest rate swaps. (11) Excludes costs incurred in connection with a securitization of residential whole loans for the quarter ended March 31, 2018. 20

# Non-GAAP Reconciliations

Unaudited, dollars in thousands

* To supplement its consolidated financial statements, which are prepared and presented in accordance with GAAP, the Company provides non-GAAP financial measures. These measures should not be considered a substitute for, or superior to, financial measures computed in accordance with GAAP. While intended to offer a fuller understanding of the Company's results and operations, non-GAAP financial measures also have limitations. For example, the Company may calculate its non-GAAP metrics, such as core earnings, or the PAA, differently than its peers making comparative analysis difficult. Additionally, in the case of non-GAAP measures that exclude the PAA, the amount of amortization expense excluding the PAA is not necessarily representative of the amount of future periodic amortization nor is it indicative of the term over which the Company will amortize the remaining unamortized premium. Changes to actual and estimated prepayments will impact the timing and amount of premium amortization and, as such, both GAAP and non-GAAP results. These non-GAAP measures provide additional detail to enhance investor understanding of the Company's period-over-period operating performance and business trends, as well as for assessing the Company's performance versus that of industry peers. Additional information pertaining to these non-GAAP financial measures and reconciliations to their most directly comparable GAAP results are provided below and on the next page. A reconciliation of GAAP net income (loss) to non-GAAP core earnings for the quarters ended June 30, 2018, March 31, 2018, December 31, 2017, September 30, 2017 and June 30, 2017, is provided on page 8 of this financial summary.

| | For the quarters ended, | | | | |
|---|---|---|---|---|---|
| | 6/30/2018 | 3/31/2018 | 12/31/2017 | 9/30/2017 | 6/30/2017 |
| ***Premium Amortization Reconciliation*** | | | | | |
| Premium amortization expense | $202,426 | $95,832 | $203,951 | $220,636 | $251,084 |
| Less: | | | | | |
| PAA cost (benefit) | 7,516 | (118,395) | 11,367 | 39,899 | 72,700 |
| Premium amortization expense (excluding PAA) | $194,910 | $214,227 | $192,584 | $180,737 | $178,384 |
| ***Interest Income (excluding PAA) Reconciliation*** | | | | | |
| GAAP interest income | $776,806 | $879,487 | $745,423 | $622,550 | $537,426 |
| PAA cost (benefit) | 7,516 | (118,395) | 11,367 | 39,899 | 72,700 |
| Interest Income (excluding PAA) * | $784,322 | $761,092 | $756,790 | $662,449 | $610,126 |
| ***Economic Interest Expense Reconciliation*** | | | | | |
| GAAP interest expense | $442,692 | $367,421 | $318,711 | $268,937 | $222,281 |
| Add: | | | | | |
| Net interest component of interest rate swaps (1) | (31,475) | 48,160 | 73,957 | 78,564 | 84,252 |
| Economic interest expense *(1) | $411,217 | $415,581 | $392,668 | $347,501 | $306,533 |
| ***Economic Net Interest Income (excluding PAA) Reconciliation*** | | | | | |
| Interest income (excluding PAA) * | $784,322 | $761,092 | $756,790 | $662,449 | $610,126 |
| Less: | | | | | |
| Economic interest expense *(1) | 411,217 | 415,581 | 392,668 | 347,501 | 306,533 |
| Economic net interest Income (excluding PAA) *(1) | $373,105 | $345,511 | $364,122 | $314,948 | $303,593 |

* Represents a non-GAAP financial measure.

(1) Includes GAAP interest expense and the net interest component of interest rate swaps. Prior to the quarter ended March 31, 2018, this metric included the net interest component of interest rate swaps used to hedge cost of funds. Beginning with the quarter ended March 31, 2018, as a result of changes to the Company's hedging portfolio, this metric reflects the net interest component of all interest rate swaps.

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# Non-GAAP Reconciliations (cont'd)

Unaudited, dollars in thousands

| | For the quarters ended, | | | | |
|---|---|---|---|---|---|
| | 6/30/2018 | 3/31/2018 | 12/31/2017 | 9/30/2017 | 6/30/2017 |
| ***Economic Metrics (excluding PAA)*** | | | | | |
| Average interest earning assets | $102,193,435 | $101,979,042 | $100,247,589 | $89,253,094 | $83,427,268 |
| Interest income (excluding PAA) * | $784,322 | $761,092 | $756,790 | $662,449 | $610,126 |
| Average yield on interest earning assets (excluding PAA) * | 3.07% | 2.99% | 3.02% | 2.97% | 2.93% |
| Average interest bearing liabilities | $87,103,807 | $87,376,452 | $85,992,215 | $76,382,315 | $70,486,779 |
| Economic interest expense * | 411,217 | 415,581 | 392,668 | 347,501 | 306,533 |
| Average cost of interest bearing liabilities(1) | 1.89% | 1.90% | 1.83% | 1.82% | 1.74% |
| Economic net interest income (excluding PAA)*(1) | $373,105 | $345,511 | $364,122 | $314,948 | $303,593 |
| Net interest spread (excluding PAA) * | 1.18% | 1.09% | 1.19% | 1.15% | 1.19% |
| | | | | | |
| Interest income (excluding PAA) * | $784,322 | $761,092 | $756,790 | $662,449 | $610,126 |
| TBA dollar roll income | 62,491 | 88,353 | 89,479 | 94,326 | 81,051 |
| Interest expense | (442,692) | (367,421) | (318,711) | (268,937) | (222,281) |
| Net interest component of interest rate swaps | 31,475 | (48,160) | (82,271) | (88,211) | (96,470) |
| Subtotal | $435,596 | $433,864 | $445,287 | $399,627 | $372,426 |
| Average interest earning assets | $102,193,435 | $101,979,042 | $100,247,589 | $89,253,094 | $83,427,268 |
| Average TBA contract balances | 9,407,819 | 12,050,341 | 17,509,691 | 19,291,834 | 14,206,869 |
| Subtotal | $111,601,254 | $114,029,383 | $117,757,280 | $108,544,928 | $97,634,137 |
| Net interest margin (excluding PAA) * | 1.56% | 1.52% | 1.51% | 1.47% | 1.53% |

* Represents a non-GAAP financial measure.

(1) Includes GAAP interest expense and the net interest component of interest rate swaps. Prior to the quarter ended March 31, 2018, this metric included the net interest component of interest rate swaps used to hedge cost of funds. Beginning with the quarter ended March 31, 2018, as a result of changes to the Company's hedging portfolio, this metric reflects the net interest component of all interest rate swaps.

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